August 5, 1994                                         Exhibit 10




     TCW Special Credits
     865 South Figueroa Street
     Suite 1800
     Los Angeles, California 90017


     Dear Sirs:

          Reference is made to the Registration Rights Agreement (the "Registration Rights Agreement") dated August 9, 1993 between Koger Equity, Inc. (the "Company") and TCW Special Credits ("TCW Special Credits") for itself and, as General Partner or Investment Advisor, on behalf of TCW Special Credits Fund III, Weyerhauser Company Master Pension Trust, The Common Fund for Bond Investments and TCW Special Credits Trust (collectively, the "Shareholders"). Terms defined in the Registration Rights Agreement are used herein as therein defined.

          The Company has filed and is planning to file shelf registration statements with the Securities and Exchange Commission (the "SEC") under which the Shareholders have certain piggyback registration rights under the Registration Rights Agreement. The Shareholders desire to have their shares of common stock registered pursuant to a shelf registration statement to maintain their ability to sell their shares in the future in lieu of the aforesaid registration statements.

          This letter will confirm the agreement between the Company and TCW Special Credits, for itself and the Shareholders, with respect to certain matters relating to the Registration Rights Agreement.

          (1) Subject to the terms and conditions set forth herein, TCW Special Credits, on behalf of the Shareholders, hereby waives any notice requirements and any piggyback rights which they may possess under the Registration Rights Agreement with respect to the Company's Registration Statement on Form S-3 filed with the SEC on July 27, 1994, relating to the shelf registration of Warrants to purchase shares of Common Stock of the Company to be issued in connection with settlement of certain litigation.

          (2) Subject to the terms and conditions set forth herein, TCW Special Credits, on behalf of the Shareholders, hereby waives any notice requirement and any piggyback rights which they may possess under the Registration Rights Agreement with respect to the Company's Registration Statement on Form S-3 scheduled to be filed with the SEC on or about August 22, 1994, relating to the shelf registration of $100,000,000 of securities of the Company (the "Public Registration Statement").

          (3) Initiating Holders may, but not until after the 90-day period following the date of the first prospectus supplement setting forth the definitive terms, including pricing, of the first offering of securities under the Public Registration Statement, or at any time after December 31, 1994, if such supplement has not by then been issued (the "Notice Date"), give notice requesting registration of their Registrable Securities under a Shelf Registration Statement on Form S-3 (the "TCW Registration Statement"). The Company shall use its best efforts to file within 30 days of the Notice Date and maintain the TCW Registration Statement in effect for eighteen (18) months. The TCW Registration Statement shall be governed by the provisions in the Registration Rights Agreement applicable to demand registrations under Section 3 of the Registration Rights Agreement but shall not reduce the number of demand registrations available under Section 3 thereof, which shall remain at four (4); provided, however, that nothing contained in the Registration Rights Agreement shall have the effect of permitting the delay of the filing of the TCW Registration Statement.

          (4) TCW Special Credits, on behalf of the Shareholders, represents and warrants to the Company that the Shareholders own all of the Registrable Securities.

          (5) TCW Special Credits represents to the Company that it has the power and authority under the terms and provisions of a partnership or other agreement with each of the Shareholders to enter into this Agreement on behalf of each Shareholder.

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     Please confirm the foregoing by signing a counterpart of
     this letter agreement and returning such signed counterpart to the Company, whereupon this letter agreement shall become a binding agreement on behalf of the Company and TCW Special Credits for itself and the Shareholders.

                                        Very truly yours,

                                        KOGER EQUITY, INC.



                                        By: [Victor A. Hughes]

                                        Title: Sr Vice President

     Confirmed and Agreed to:

     TCW SPECIAL CREDITS, a
       California General Partnership,
       for itself for purposes of paragraph
       (5) only and on behalf of the
       Shareholders (as defined herein)

     By:  TCW ASSET MANAGEMENT COMPANY
          Managing General Partner


     By:  [Richard Masson]
          Name  Richard Masson
          Title  Managing Director

     By:  [Kenneth Liang]
          Name Kenneth Liang
          Title  Vice President

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